Exhibit 24.1

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint each of John R. Buran, David W. Fry, and Anna M. Piacentini, with full power of substitution, his true and lawful attorney-in-fact and agent to execute in his name (whether on behalf of Flushing Financial Corporation (the "Company") or as an officer or director of the Company) and file with the Securities and Exchange Commission all Post-Effective Amendments to the following Registration Statements on Form S-8 filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to the Company's common stock and related stock purchase rights issuable under the Company's 1996 Stock Option Incentive Plan and 1996 Restricted Stock Incentive
Plan: (i) No. 333-3837 filed on April 22, 1996; (ii) No. 333-85639 filed on
August 20, 1999; (iii) No. 333-89450 filed on May 31, 2002; and (iv) No.
333-110454 filed on November 13, 2003. Each such attorney and his substitutes shall have and may exercise all powers to act hereunder. Each of the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has signed his name hereto as of this 17th day of May, 2005.



/S/ MICHAEL J. HEGARTY                 /S/ JOHN J. MCCABE
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Michael J. Hegarty                     John J. McCabe


/S/ GERARD P. TULLY, SR.               /S/ VINCENT F. NICOLOSI
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Gerard P. Tully, Sr.                   Vincent F. Nicolosi


/S/ JOHN R. BURAN                      /S/ DONNA M. O'BRIEN
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John R. Buran                          Donna M. O'Brien


/S/ DAVID W. FRY                       /S/ FRANKLIN F. REGAN, JR.
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David W. Fry                           Franklin F. Regan, Jr.


/S/ JAMES D. BENNETT                   /S/ JOHN E. ROE, SR.
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James D. Bennett                       John E. Roe, Sr.


                                       /S/ MICHAEL J. RUSSO
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Steven J. D'Iorio                      Michael J. Russo


/S/ LOUIS C. GRASSI
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Louis C. Grassi